UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     JUNE 24, 1996

                               DI INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

           TEXAS                       1-8226                     74-2144774
State or other jurisdiction   (Commission File Number)          (IRS Employer
    of incorporation)                                        Identification No.)

    450 GEARS ROAD, SUITE 625
          HOUSTON, TEXAS                                          77067
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code          (713)  874-0202

                                       N/A
         (Former name or former address, if changed since last report.)

                                                                     Page 1 of 8
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 31, 1996, Western Oil Well Service Co., a wholly owned subsidiary of the Company ("Western"), entered into a definitive agreement to sell its operational assets to Pool Company ("Pool"), a subsidiary of Pool Energy Services Co., for $3,950,000 in cash. This transaction closed June 24, 1996. Under the agreement, Western sold to Pool all of its operational assets, which included 23 carrier-mounted workover rigs. Western provided oil and gas well workover services; principally in Montana, Utah and North Dakota. Pool also assumed all of Western's capital leases associated primarily with transportation equipment which amounted to $217,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

         The accompanying unaudited pro forma consolidated financial statements of DI Industries, Inc. (the "Company") are based upon the historical consolidated financial statements of the Company as of March 31, 1996 and for the year ended December 31, 1995 and the three months ended March 31, 1996, as adjusted for certain items discussed in the notes to these unaudited pro forma consolidated financial statements.

         For purposes of the accompanying statements, the sale of Western's operational assets has been accounted for as an asset sale. Accordingly, the $3.95 million sale proceeds has been recorded against the book value of the assets sold resulting in a gain on the sale of the assets. The accounts of Western have also been adjusted to reflect the purchaser's assumption of Western's operational leases, pursuant to the terms of the definitive agreement.

         The unaudited pro forma balance sheet assumes the sale of Western's assets occurred on March 31, 1996 while the unaudited pro forma statement of operations assume sale of Western's assets occurred on January 1, 1995 for the year ended December 31, 1995 and January 1, 1996 for the three months ended March 31, 1996.

         These unaudited pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements included in the Company's Annual Report on Form 10-K, as amended by Form 10-K/A for the year ended December 31, 1995 and the accompanying notes to unaudited pro forma consolidated financial statements. Pro forma financial data is not necessarily indicative of future operations of the Company as a result of numerous factors, including changes in utilization rates for drilling rigs, changes in rates received for contract drilling services and future equipment sales and acquisitions. In addition, the results of operations for the three-month period ending March 31, 1996, if annualized, are not necessarily indicative of annual results.

                                        2

                               DI INDUSTRIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1996
                                 (In Thousands)

                                                                           WESTERN
                                                                          PRO FORMA
                                                      HISTORICAL         ADJUSTMENTS            PRO FORMA
                                                      ----------         -----------            ---------
                              ASSETS
Current Assets:
   Cash and cash equivalents                          $      996         $    3,950   (1)       $    4,946
   Restricted cash                                         1,862                                     1,862
   Accounts receivable, net of allowance of $1,935        17,789                                    17,789
   Rig inventory and supplies                              2,902                                     2,902
   Assets held for sale                                    2,398                                     2,398
   Prepaids and other current assets                       2,815               (110)  (1)            2,705
                                                      ----------         ----------             ----------
      Total current assets                                28,762              3,840                 32,602
                                                      ----------         ----------             ----------

Property and Equipment:
   Land, buildings and improvements                        3,523               (227)  (1)            3,296
   Drilling and well service equipment                    39,910             (2,110)  (1)           37,800
   Furniture and fixtures                                  1,094                (29)  (1)            1,065
   Less accumulated depreciation and amortization        (18,797)               986   (1)          (17,811)
                                                      ----------         ----------             ----------
         Net property and equipment                       25,730             (1,380)                24,350
                                                      ----------         ----------             ----------

Other Noncurrent Assets                                      277                                       277
                                                      ----------         ----------             ----------

                                                      $   54,769         $    2,460             $   57,229
                                                      ==========         ==========             ==========


               LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Current maturities of long-term debt               $    1,644        $       (90)  (1)       $    1,554
   Accounts payable - trade                               10,246                                    10,246
   Accrued workers' compensation                           2,672                                     2,672
   Payroll and related employee costs                      4,029                                     4,029
   Customer advances                                          60                                        60
   Other accrued liabilities                               3,862                                     3,862
                                                      ----------         ----------             ----------
      Total current liabilities                           22,513                (90)                22,423
                                                      ----------         ----------             ----------

Long-term debt less current maturities                    10,379               (127)  (1)           10,252
                                                      ----------         ----------             ----------
Other long-term liabilities and minority interest          2,774                                     2,774
                                                      ----------         ----------             ----------
Deferred income taxes                                       -                                         -
                                                      ----------         ----------             ----------
Series A Preferred stock - mandatory redeemable              900                                       900
                                                      ----------         ----------             ----------
Commitments and contingent liabilities

Shareholders' equity:
   Series B Preferred stock, $1 par value;
      10 shares authorized, 4 shares subscribed            4,150                                     4,150
   Common stock, $.10 par value; 75,000 shares
      authorized; 38,669 issued and outstanding            3,867                                     3,867
   Additional paid-in capital                             46,458                                    46,458

   Deficit                                               (36,272)             2,677   (1)           (33,595)
                                                      ----------         ----------             -----------
      Total shareholders' equity                          18,203              2,677                  20,880
                                                      ----------         ----------             -----------

                                                      $   54,769         $    2,460             $    57,229
                                                      ==========         ==========             ===========

     SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                                      3

                               DI INDUSTRIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
                      (In Thousands Except Per Share Data)

                                                                           WESTERN
                                                                          PRO FORMA
                                                      HISTORICAL         ADJUSTMENTS            PRO FORMA
                                                      ----------         -----------            ---------
Revenues:
   Contract drilling                                  $   94,709        $    (7,164) (2)       $    87,545

Costs and Expenses:
   Drilling operations                                    93,825             (6,056) (2)            87,769
   Depreciation, depletion and amortization                4,832               (339) (2)             4,493
   Provision for SFAS #121 asset impairment                5,290                                     5,290
   General and administrative                              3,264               (300) (2)             2,964
   Bad debt expense                                          291                                       291
                                                      ----------         ----------             ----------
      Total costs and expenses                           107,502             (6,695)               100,807

Operating Income (Loss)                                  (12,793)              (469)               (13,262)

Other Income (expense):
   Interest income                                           292                                       292
   Gain on sale of assets                                    466                (17)  (2)            3,126
                                                                              2,677   (3)
   Interest expense                                       (1,472)                 8   (2)           (1,464)
   Gain on currency exchange                                 888                                       888
   Minority Interest                                         (56)                                      (56)
                                                      ----------         ----------             ----------
      Other income (expense), net                            118              2,668                  2,786

Income (Loss) from Continuing Operations                 (12,675)             2,199                (10,476)

Discontinued Operations:
   Income (loss) from oil and gas operations                  (4)                                       (4)
   Loss from sale of oil and gas properties                 (768)                                     (768)
                                                      ----------         ----------             ----------

Loss from Discontinued Operations                           (772)              -                      (772)

Income Tax Provision:
   Current                                                  -                                         -
   Deferred                                                 -                                         -

Net Income (Loss)                                     $  (13,447)        $    2,199             $  (11,248)
                                                      ==========         ==========             ==========
Primary Earning (loss) per share:
   From continuing operations                         $     (.33)                               $     (.27)
   From discontinued operations                             (.02)                                     (.02)
                                                      ----------                                ----------
   Net income per common share                        $     (.35)                               $     (.29)
                                                      ==========                                ==========
Fully Diluted Earning (loss) per share:
   From continuing operations                         $     (.33)                               $     (.27)
   From discontinued operations                             (.02)                                     (.02)
                                                      ----------                                ----------
   Net loss per common share                          $     (.35)                               $     (.29)
                                                      ==========                                ==========
Weighted average common shares outstanding:
   Primary                                                38,669                                    38,669
                                                      ==========                                ==========
   Fully Diluted                                          38,669                                    38,669
                                                      ==========                                ==========

     SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                                        5

                               DI INDUSTRIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the Three Months Ended March 31, 1996
                      (In Thousands Except Per Share Data)

                                                                            WESTERN
                                                                           PRO FORMA
                                                      HISTORICAL          ADJUSTMENTS            PRO FORMA
                                                      ----------        ---------------        -------------
Revenues:
   Contract drilling                                  $   20,102        $    (1,659) (2)       $    18,443
Costs and Expenses:
   Drilling operations                                    18,936             (1,449) (2)            17,487
   Depreciation, depletion and amortization                1,097                (61) (2)             1,036
   General and administrative                                720               (123) (2)               597
   Employment severance                                      602                                       602
                                                      ----------         ----------             ----------
      Total costs and expenses                            21,355             (1,633)                19,722

Operating Income (Loss)                                   (1,253)               (26)                (1,279)

Other Income (expense):
   Interest income                                            11                                        11
   Gain on sale of assets                                     15                (12)  (2)            2,680
                                                                              2,677   (3)
   Interest expense                                         (262)                 2   (2)             (260)
   Minority Interest                                          (2)                                       (2)
                                                      ----------         ----------             ----------
      Other income (expense), net                           (238)             2,667                  2,429

Income (Loss) Before Income Taxes                         (1,491)             2,641                  1,150

Income Tax Provision:
   Current                                                    -                -                      -
   Deferred                                                   -                -                      -
                                                      ----------         ----------             ----------
      Net income tax provision                              -                  -                      -

Net Income (Loss)                                         (1,491)             2,641                  1,150

Series B preferred stock subscription dividend              (150)                                     (150)
                                                      ----------         ----------             ----------
Net Loss Applicable to Common Stock                   $   (1,641)        $    2,641             $    1,000
                                                      ==========         ==========             ==========
Primary Earning (loss) per share:
   From continuing operations                         $     (.04)                               $     (.03)
   From discontinued operations                             -                                         -
                                                      ----------                                ----------
   Net income (loss) per common share                 $     (.04)                               $     (.03)
                                                      ==========                                ==========
Fully Diluted Earning (loss) per share:
   From continuing operations                         $     (.04)                               $     (.03)
   From discontinued operations                             -                                        -
                                                      ----------                                ----------
   Net income (loss) per common share                 $     (.04)                               $     (.03)
                                                      ==========                                ==========
Weighted average common shares outstanding:
   Primary                                                38,669                                    38,669
                                                      ==========                                ==========
   Fully Diluted                                          38,669                                    38,669
                                                      ==========                                ==========

     SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                                        6

                               DI INDUSTRIES, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma financial statements reflect the adjustments described below:

     BALANCE SHEET -
         (1) To record closing on June 24, 1996 of the sale of Western pursuant to the May 31, 1996 definitive agreement for $3.95 million cash plus the lease obligation assumption of $217,000.

     STATEMENTS OF OPERATIONS -
         (2) To record the effect of the Western sale on the operating accounts.

         (3) To record the gain on the sale of the operational assets of Western


                                        7

ITEM 7 (c).   EXHIBITS - The following document is filed as part of this report:

    2.1       - Agreement between Pool Company and Western Oil Well Service Co.
                executed May 31, 1996.

                                        8

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DI INDUSTRIES, INC.
                                  (Registrant)
7-8-96                                                    /s/ THOMAS L. EASLEY
 Date                                                            (Signature)

                                        9